CMG ABSOLUTE RETURN STRATEGIES FUND

a series of Northern Lights Fund Trust

Class A Shares: CMGTX

Class C Shares: CMGCX

Supplement dated August 21, 2012 to the Prospectus dated September 1, 2011, as amended September 26, 2011 and the Statement of Additional Information (“SAI”) dated

 October 14, 2011

Class I Shares: CMGOX

Supplement dated August 21, 2012 to the Prospectus dated October 14, 2011

The following supersedes any contrary information contained in any current Prospectus or the Fund’s SAI.

On August 15, 2012, the Board of Trustees of Northern Lights Fund Trust voted to suspend the sale of Class C Shares of the CMG Absolute Return Fund (the "Fund").  Additionally, it was determined that, in accordance with the Agreement and Declaration of Trust, the Fund's outstanding Class C shares will be exchanged for Class A shares of the Fund as of August 31, 2012.  Shareholders who have their shares exchanged to Class A shares from Class C shares will have their shares exchanged at the Fund's net asset value ("NAV"), without the deduction of any sales charge.  Additionally, those shareholders who have their Class C shares exchanged for Class A shares will be eligible to purchase additional Class A shares at NAV, without the deduction of any sales charge, for as long as they hold shares of the Fund.

Accordingly, the following sections of the prospectus have been amended:

References to Class C Shares.  All references to Class C shares in the prospectus and Statement of Additional Information ("SAI") are omitted effective as of September 1, 2012.

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy Class C shares of the Fund from any new investors or existing shareholders.  To the extent there are any dividend payments on or after August 31, 2012, they will be automatically reinvested in additional Class A shares of the Fund, unless the former shareholders of Class C shares elected to receive them in cash or automatically reinvest them in shares of other funds within the Trust.

Waiver of Sales Charge and Eligibility to Purchase Additional Shares at Net Asset Value ("NAV").   The former Class C shareholders will be eligible to purchase additional Class A shares at the Fund's net asset value and the Fund will waive otherwise applicable sales charge on Class A shares for former Class C shareholders whose shares are converted to Class A shares.  Sales load waivers are also available in other circumstances as described in the Prospectus.

You should read this Supplement in conjunction with the Prospectus for Class A and C dated September 1, 2011, as amended September 26, 2011, the Prospectus for Class I dated October 14, 2011 and Statement of Additional Information dated October 14, 2011, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-CMG-9456.